DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
                      DREYFUS STRATEGIC MUNICIPALS, INC.

                    ---------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    ---------------------------------------

To the Stockholders:


     The Annual Meeting of Stockholders of each of Dreyfus Strategic Municipal Bond Fund, Inc. and Dreyfus Strategic Municipals, Inc. (each, a "Fund" and, collectively, the "Funds" ) will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, on Friday, May 10, 2002 at 10:00 a.m., for the following purposes:


    1. To elect Directors to serve for a specified term and until their successors are duly elected and qualified.

    2. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

    Stockholders of record at the close of business on March 8, 2002 will be entitled to receive notice of and to vote at the meeting.

                                               By Order of the Board




                                               John Hammalian

                                               Secretary

New York, New York

April 8, 2002



                      WE NEED YOUR PROXY VOTE IMMEDIATELY

  A STOCKHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF STOCKHOLDERS OF EACH FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE AFFECTED FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND(S) TO HOLD THE MEETING(S) AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD
  IMMEDIATELY.   YOU   AND   ALL  OTHER  STOCKHOLDERS  WILL  BENEFIT  FROM  YOUR
  COOPERATION.



(PAGE)

                  DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.

                      DREYFUS STRATEGIC MUNICIPALS, INC.

                           COMBINED PROXY STATEMENT
                   ------------------------------------------

                        ANNUAL MEETING OF STOCKHOLDERS

                      TO BE HELD ON FRIDAY, MAY 10, 2002

    This proxy statement is furnished in connection with a solicitation of proxies by the Board of each of Dreyfus Strategic Municipal Bond Fund, Inc. (" DSMB" ) and Dreyfus Strategic Municipals, Inc. ("DSM") (each, a "Fund" and, collectively, the "Funds") to be used at the Annual Meeting of Stockholders of each Fund to be held on Friday, May 10, 2002 at 10:00 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor West, New York, New York, for the purposes set forth in the accompanying Notice of Annual Meetings of Stockholders. Stockholders of record at the close of business on March 8, 2002 are entitled to be present and to vote at the meeting. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Stockholders can vote only on matters affecting the Fund(s) in which they hold shares. If the proposal is approved by stockholders of one Fund and disapproved by stockholders of the other Fund, the proposal will be implemented only for the Fund that approved the proposal.
Therefore, it is essential that stockholders who own shares in both Funds complete, date, sign and return each proxy card they receive. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If any enclosed form of proxy is executed and returned, it nevertheless may be revoked by a later-dated proxy or by letter or telegram directed to the relevant Fund, which must indicate the stockholder's name. To be effective, such revocation must be received prior to the meeting. In addition, any stockholder who attends a meeting in person may vote by ballot at the meeting, thereby canceling any proxy previously given. As of March 8, 2002, the Funds had outstanding the following number of shares:



                                                     COMMON STOCK                      AUCTION PREFERRED STOCK
              NAME OF FUND                            OUTSTANDING                            OUTSTANDING


                  DSMB                                42,998,333                                7,440

                   DSM                                58,731,033                               11,400


    It is estimated that proxy materials will be mailed to stockholders of record on or about April 8, 2002. The principal executive offices of each Fund are located at 200 Park Avenue, New York, New York 10166. COPIES OF EACH FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR BY CALLING TOLL-FREE 1-800-334-6899.

A quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the meeting. If a proposal is to be voted upon by only one class of a Fund's shares, a quorum of that class of shares (the holders of a majority of the outstanding shares of the class) must be present in person or by proxy at the meeting in order for the proposal to be considered. Each Fund has two classes of capital stock: Common Stock, par value $0.001 per share (the "Common Stock"), and Auction Preferred Stock, par value $0.001 per share, liquidation preference $25,000 per share (the "APS"). The APS is further divided into Series A, Series B and Series C for DSMB and Series M, Series T, Series W, Series TH and Series F for DSM. Currently, no proposal is expected to be presented at the meeting that would require separate voting for each Series of APS.


(PAGE)


                       PROPOSAL:  ELECTION OF DIRECTORS

     Each Fund's Board of Directors is divided into three classes with the term of office of one class expiring each year. It is proposed that stockholders of each Fund consider the election of the individuals listed below (the "Nominees") as Directors of the indicated class of such Fund, to serve until their respective successors are duly elected and qualified. With respect to DSMB, David W. Burke, Hans C. Mautner and John E. Zuccotti are nominated to be elected as Class III Directors to serve for a three-year term. With respect to DSM, Ehud Houminer and Robin A. Pringle are nominated to be elected as Class II Directors to serve for a three-year term. Mr. Houminer and Ms. Pringle also are continuing Class II Directors of DSMB and Messrs. Burke, Mautner and Zuccotti also are continuing Class III Directors of DSM. Each Nominee also currently serves as a Director of the Fund for which their election is proposed. Each Nominee has consented to being named in this proxy statement and has agreed to continue to serve as a Director of the indicated Fund if elected. Biographical information about each Nominee is set forth below. Biographical information about each Fund' s continuing Directors and other relevant information is set forth on Exhibit A. Unless otherwise indicated, information set forth herein applies to both Funds. None of the Nominees or continuing Directors are "interested persons" of either Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

     Under the terms of each Fund's Charter, holders of the APS voting as a single class are entitled, to the exclusion of holders of the Common Stock, to elect two Directors. One such Director, Mr. Zuccotti, was elected in 2000 as a Class III Director for APS holders of DSM to serve for a three year term. He currently is a Nominee for election by holders of DSMB's APS as a Class III Director. The other Director designated for holders of APS, Ms. Pringle, was elected as a Class II Director for APS holders of DSMB last year to serve for a three year term. Ms. Pringle currently is a Nominee for election by holders of DSM's APS as a Class II Director.

     Voting with regard to the election of Directors will be as follows: for DSMB, holders of Common Stock and APS will vote together as a single class with respect to the election of Class III Directors Messrs. Burke and Mautner; and for DSM, holders of Common Stock and APS will vote together as a single class with respect to the election of Class II Director Mr. Houminer. APS holders will vote separately, to the exclusion of holders of the Common Stock, with respect to the election of Class II Director Ms. Pringle, who is nominated to represent the APS of DSM, and Class III Director Mr. Zuccotti, who is nominated to represent the APS of DSMB.




(PAGE 2)


       DSM CLASS II -- NOMINEES FOR DIRECTOR WITH TERM EXPIRING IN 2005


NAME (AGE),
POSITION WITH FUND (SINCE)           PRINCIPAL OCCUPATION                             OTHER BOARD MEMBER
AND ADDRESS OF NOMINEE               DURING PAST 5 YEARS                              AND AFFILIATIONS

EHUD HOUMINER  (61)
CLASS II DIRECTOR OF DSM  (1994)     Professor and Executive-in-Residence             Avnet Inc., an electronics
c/o Columbia Business School         at the Columbia Business School,                 distributor, Director
Columbia University, Uris Hall       Columbia University                              Super Sol Limited, an
New York, New York 10027             Principal of Lear, Yavitz and                    Israeli supermarket chain, Director
                                     Associates, a management consulting firm

ROBIN A. PRINGLE  (38)
(APS DESIGNEE)
CLASS II DIRECTOR OF DSM  (1995)     Senior Vice President of The                              --
621 South Plymouth Court             National Mentoring Partnership
Chicago, Illinois 60605              (formerly, The One to One Partnership), a
                                     national non-profit organization that seeks
                                     to promote mentoring and economic empowerment
                                     for at-risk youths

       DSMB CLASS III -- NOMINEES FOR DIRECTOR WITH TERM EXPIRING IN 2005

NAME (AGE),
POSITION WITH FUND (SINCE)           PRINCIPAL OCCUPATION                             OTHER BOARD MEMBER
AND ADDRESS OF NOMINEE               DURING PAST 5 YEARS                              AND AFFILIATIONS

DAVID W. BURKE  (65)                 Corporate Director and Trustee                   John F. Kennedy Library Foundation,
CLASS III DIRECTOR OF DSMB  (1994)                                                    Director U.S.S. Constitution Museum,
Box 654                                                                               Director
Eastham, Massachusetts 02642

HANS C. MAUTNER  (64)
CLASS III DIRECTOR OF DSMB  (1989)   Vice Chairman and a Director (since                       --
33 St. James's Square                1998) of Simon Property Group, a real
London, SW1Y 4JS, England            estate investment company Chairman
                                     (since 1998) of Simon Global Limited
                                     Chairman, Chief Executive Officer
                                     and Trustee (from 1997 to 1998) of Corporate
                                     Property Investors (which merged into Simon
                                     Property Group in September 1998)

JOHN E. ZUCCOTTI  (64)
CLASS III DIRECTOR OF DSMB  (1989)   Chairman of Brookfield Financial                          --
One Liberty Plaza                    Properties, Inc. Vice-Chairman (since February
6th Floor                            2000) of Brookfield Properties Corporation
New York, New York 10006





(PAGE 3)

     The table below indicates the dollar range of each Nominee's ownership of shares of the Funds' Common Stock and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2001.



                                                  DSM                             DSMB                AGGREGATE HOLDING OF
                                                 COMMON                          COMMON                   FUNDS IN THE
NAME OF NOMINEE                                   STOCK                           STOCK              DREYFUS FAMILY OF FUNDS

Ehud Houminer                                     None                            None                    Over $100,000

Robin A. Pringle                                  None                            None                        None

David W. Burke                                    None                            None                    Over $100,000

Hans C. Mautner                                   None                            None                    Over $100,000

John E. Zuccotti                                  None                            None                        None


     As of December 31, 2001, none of the Nominees or their immediate family members owned securities of Dreyfus or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus.

     For each Fund, election of each Nominee requires the affirmative vote of a plurality of the votes cast at the Fund's meeting.The persons named in the accompanying form of proxy intend to vote each such proxy for the election of the Nominees, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but if that should occur prior to the meeting, the proxyholders reserve the right to substitute another person or persons of their choice as nominee or nominees.

     Each Fund has standing audit, nominating and compensation committees, each comprised of its Directors who are not "interested persons" of the Fund, as defined in the 1940 Act. The function of the audit committee is to oversee the Fund' s financial and reporting policies and certain internal control matters. A copy of each Fund' s Audit Committee Charter, which describes the audit committee' s purposes, duties and powers, is attached as Exhibit B to this Proxy Statement. The function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Fund for election to the Fund' s Board. The nominating committee does not normally consider nomines recommended by shareholders. The function of the compensation committee is to establish the appropriate compensation for serving on the Board. Each Fund also has a standing pricing committee, comprised of any one Director. The function of the pricing committee is to assist in valuing the Fund's investments. DSM's audit committee met five times, and DSMB's audit committee met four times, and neither Fund's pricing, nominating or compensation committees met at all, during each Fund's last fiscal year.

     The Funds typically pay the Directors an annual retainer and a per meeting fee ($2,500/$500 for DSMB and $4,500/$500 for DSM) and reimburse them for their expenses. The Chairman of the Board of each Fund, Joseph S. DiMartino, receives an additional 25% in annual retainer and per meeting fees. Emeritus Directors, if any, are entitled to receive an annual retainer and per meeting fee of one-half the amount paid to Board members. The Funds had no Emeritus Directors as of the date of this Proxy Statement. The Funds do not pay any other remuneration to their officers or Directors and neither Fund has a bonus, pension, profit-sharing or retirement plan.




(PAGE 4)


     The aggregate amount of compensation paid to each Nominee by DSMB for its fiscal year ended November 30, 2001, and by DSM for its fiscal year ended September 30, 2001, and the aggregate amount of compensation paid to each such Nominee by all funds in the Dreyfus Family of Funds for which such Nominee was a Board member (the number of portfolio's of such funds is set forth in parenthesis next to each Nominee' s total compensation) for the year ended December 31, 2001, was as follows:



                                                                                                          TOTAL
                                                                                                      COMPENSATION
                                                                                                   FROM EACH FUND AND
                                                             AGGREGATE                           DREYFUS FUND COMPLEX
      NAME OF                                               COMPENSATION                                 PAID TO
  NOMINEE AND FUND                                         FROM EACH FUND*                             NOMINEE (**)

Ehud Houminer                                                                                           $87,000 (21)

       DSMB                                                    $5,000

       DSM                                                     $6,000

Robin A. Pringle                                                                                         $41,500 (7)

       DSMB                                                    $5,500

       DSM                                                     $6,500

David W. Burke                                                                                         $259,000 (59)

       DSMB                                                    $5,500

       DSM                                                     $7,000

Hans C. Mautner                                                                                          $29,500 (7)

       DSMB                                                    $3,500

       DSM                                                     $6,000

John E. Zuccotti                                                                                         $35,500 (7)

       DSMB                                                    $4,500

       DSM                                                     $6,500
------------------------------------

* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $2,226 for DSM and $1,766 for DSMB for all Directors as a group.

** Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Funds, for which the Nominee serves as a Board member.



     For each Fund's most recent fiscal year, the number of Board meetings held and aggregate amount of compensation paid to each continuing Director who is not a Nominee by the Fund and by all funds in the Dreyfus Family of Funds for which such person is a Board member are set forth on Exhibit A. Certain other information concerning each Fund's Directors and officers is also set forth on Exhibit A.

                       SELECTION OF INDEPENDENT AUDITORS

     The 1940 Act requires that each Fund's independent auditors be selected by a majority of those Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund. One of the purposes of the audit committee is to recommend to the Fund' s Board the selection, retention or termination of independent auditors for the Fund. At a meeting held on October 22, 2001 for DSMB and July 30, 2001 for DSM, each Fund's audit committee recommended and each Fund' s Board, including a majority of those Directors who are not "interested persons" of the Fund, approved the selection of Ernst & Young LLP as the independent auditors for the respective Fund's fiscal year ending in 2002. Ernst & Young LLP, a major international accounting firm, has acted as auditors of each Fund since the Fund' s organization. After reviewing the Fund's audited financial statements for the fiscal year ended September 30, 2001 for DSM, and November 30, 2001 for DSMB, each Fund's audit committee recommended to the Fund' s Board that such statements be included in the Fund's annual report to stockholders. Copies of the audit committee's report for each Fund are attached as Exhibits C and D to this proxy statement.

     AUDIT FEES. For the fiscal year ended September 30, 2001 for DSM, and November 30, 2001 for DSMB, Ernst & Young LLP billed each fund $27,800 and $38,600, respectively, for services rendered in connection with the annual audit of each Fund's financial statements.



(PAGE 5)


     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no professional services rendered by Ernst & Young LLP to the Funds, investment adviser or affiliated entities that provide services to the Funds during its most recent fiscal year relating to financial systems design and implementation services.

     ALL OTHER FEES. The aggregate fees for professional services rendered by Ernst & Young LLP for all other services provided to the Funds, the investment adviser and to affiliated entities that provided services to the Funds amounted to $70,500, all of which related to services such as tax consulting provided to the Funds' adviser and none of which was for audit related services. In addition, all other fees for services provided to the Funds were $18,500 each, relating to the review of each Fund's tax returns and performing agreed upon procedures relating to each Fund's APS.

     The audit committee for each Fund considered the compatibility of these non-audit services with Ernst & Young LLP's independence.

                                 OTHER MATTERS

     If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, " abstentions" ), the Fund's shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast" on an issue.

     Neither Fund's Board is aware of any other matter which may come before the meeting. However, should any such matter with respect to one or both Funds properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matter.

     Each Fund will bear its pro rata share of the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally, by telephone or by facsimile, and each Fund may pay persons holding shares of a Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals.

     Proposals that stockholders wish to include in either Fund's proxy statement for the Fund's next Annual Meeting of Stockholders must be sent in writing and received by the Fund no later than October 30, 2002 at the principal executive offices of the Fund at 200 Park Avenue, New York, New York 10166,
Attention: General Counsel. The date after which notice of a stockholder proposal is considered untimely, except as otherwise permitted under applicable law, is February 6, 2003.

     Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Funds' investment adviser.

                      NOTICE TO BANKS, BROKER/DEALERS AND

                      VOTING TRUSTEES AND THEIR NOMINEES

     Please advise, as appropriate, Dreyfus Strategic Municipals, Inc., in care of The Bank of New York, Proxy Department, 101 Barclay Street, New York, New York 10286, or Dreyfus Strategic Municipal Bond Fund, Inc., in care of Bank of Boston, Shareholder Services Division, Proxy Department, P.O. Box 17191/M/S:
45-01-02, Boston, Massachusetts 02105, whether other persons are the beneficial owners of the shares for which proxies are being solicited, and if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN EACH ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Dated: April 8, 2002



(PAGE 6)


                                   EXHIBIT A

                                    PART I

    Part I sets forth information relevant to the continuing Directors who are not Nominees for election at this meeting.

 CONTINUING CLASS I DIRECTORS WITH TERMS EXPIRING IN 2003 FOR DSM AND 2004 FOR
                                     DSMB


NAME (AGE),
POSITION WITH FUND (SINCE)             PRINCIPAL OCCUPATION                   OTHER BOARD MEMBER
AND ADDRESS OF NOMINEE                 DURING PAST 5 YEARS                    AND AFFILIATIONS

JOSEPH S. DIMARTINO  (58)
CHAIRMAN OF THE BOARD AND              Corporate Director and Trustee         The Muscular Dystrophy
CLASS I DIRECTOR OF DSM  (1989)                                               Association, Director
CHAIRMAN OF THE BOARD AND                                                     PlanVista Corporation
CLASS I DIRECTOR OF DSMB  (1995)                                              (formerly, HealthPlan
200 Park Avenue                                                               Services Corporation),
New York, New York 10166                                                      a provider of marketing,
                                                                              administrative and risk
                                                                              management services to health
                                                                              and other benefit programs, DIRECTOR
                                                                              Carlyle Industries, Inc., a
                                                                              button packager and distributor, DIRECTOR
                                                                              Century Business Services, Inc., a provider
                                                                              of outsourcing functions for small and medium
                                                                              size companies, DIRECTOR
                                                                              The Newark Group, a provider of a national
                                                                              market of paper recovery facilities, paperboard
                                                                              mills and paperboard converting plants, DIRECTOR
                                                                              QuikCAT.com, a developer of high speed movement,
                                                                              routing, storage and encryption of data, DIRECTOR

HODDING CARTER, III  (66)
CLASS I DIRECTOR OF DSM  (1989)        President and Chief Executive                         --
CLASS I DIRECTOR OF DSMB  (1989)       Officer of John S. and James L.
c/o Knight Foundation                  Knight Foundation
2 South Biscayne Boulevard             President and Chairman (from 1985
Suite 3800                             to 1998) of MainStreet TV
Miami, Florida 33131                   Knight Professor in Journalism
                                       (from 1985 to1998) at the University
                                       of Maryland



RICHARD C. LEONE  (61)
CLASS I DIRECTOR OF DSM  (1989)        President of The Century Foundation                   --
CLASS I DIRECTOR OF DSMB  (1989)       (formerly, The Twentieth Century Fund,
41 East 70th Street                    Inc.), a tax exempt research foundation
New York, New York 10021               engaged in the study of economic,
                                       foreign policy and domestic issues







(PAGE A-1)


     The table below indicates the dollar range of each Continuing Director's ownership of shares of the Funds' Common Stock and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2001.



                                                   DSM                            DSMB               AGGREGATE HOLDING OF
                                                 COMMON                          COMMON                   FUNDS IN THE
NAME OF CONTINUING DIRECTOR                       STOCK                           STOCK              DREYFUS FAMILY OF FUNDS

Joseph S. DiMartino                               None                            None                    Over $100,000

Hodding Carter III                                None                            None                        None

Richard C. Leone                            $10,001 - $50,000                 $1 - $10,000                Over $100,000



     As of December 31, 2001, none of the Continuing Directors or their immediate family members owned securities of Dreyfus or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus.

                     PERTAINING TO THE BOARD OF EACH FUND

*    Number of Board meetings held during the last fiscal year: DSMB-6 AND DSM-6

* All Directors (and Nominees) attended at least 75% of all Board and committee meetings, as applicable, held in the last fiscal year.

     COMPENSATION TABLE. The aggregate amount of compensation paid to each continuing Director by DSMB for its fiscal year ended November 30, 2001, and by DSM for its fiscal year ended September 30, 2001, and the aggregate amount of compensation paid to each such Director by all funds in the Dreyfus Family of Funds for which such Director was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Director' s total compensation) for the year ended December 31, 2001, was as follows:




                                                                                                          TOTAL
                                                                                                      COMPENSATION
                                                                                                   FROM EACH FUND AND
                                                             AGGREGATE                               FUND COMPLEX
NAME OF CONTINUING                                          COMPENSATION                                 PAID TO
DIRECTOR AND FUND                                          FROM EACH FUND*                             NOMINEE (**)

Hodding Carter III                                                                                       $35,500 (7)

       DSMB                                                    $4,500

       DSM                                                     $6,000

Joseph S. DiMartino                                                                                   $810,313 (195)

       DSMB                                                    $6,875

       DSM                                                     $8,750

Richard Leone                                                                                            $38,500 (7)

       DSMB                                                    $5,000

       DSM                                                     $6,500

----------------------

* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $2,226 for DSM and $1,766 for DSMB for all Directors as a group.

** Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Funds, for which the Director serves as a Board member.





(PAGE A-2)


                                    PART II

    Part II sets forth information relevant to the officers of each Fund.


NAME AND POSITION                                PRINCIPAL OCCUPATION AND BUSINESS
WITH FUNDS (SINCE)                AGE            EXPERIENCE FOR PAST FIVE YEARS

STEPHEN E. CANTER
President  (2000)                 56             Chairman  of  the  Board, Chief
                                                 Executive  Officer,  Chief  Operating
                                                 Officer, and a director of Dreyfus,
                                                 and an officer  of  92  investment
                                                 companies  (comprised of 183 portfolios)
                                                 managed by Dreyfus.  Mr.  Canter  also
                                                 is a Director and Executive Committee
                                                 Member of the other  investment  management
                                                 subsidiaries of Mellon Financial Corporation,
                                                 each of which is an affiliate of Dreyfus.

A. PAUL DISDIER
Executive Vice President (2000)   46             Director  of  Dreyfus Municipal
                                                 Securities  and an officer of 3 investment
                                                 companies (comprised of 3 portfolios)
                                                 managed by Dreyfus.

MARK N. JACOBS
Vice President  (2000)            55             Executive   Vice   President, Secretary and
                                                 General  Counsel of  Dreyfus,  and  an officer
                                                 of 94 investment companies (comprised of 196
                                                 portfolios) managed by Dreyfus.

JAMES WINDELS
Treasurer  (2001)                 44             Director    --    Mutual   Fund Accounting of
                                                 Dreyfus,  and  an officer of 94
                                                 investment companies (comprised of 196 portfolios)
                                                 managed by Dreyfus.

JOHN B. HAMMALIAN
Secretary  (2000)                 38             Associate  General  Counsel  of Dreyfus,  and an
                                                 officer of 24 investment companies (comprised of
                                                 28 portfolios) managed by Dreyfus.

STEVEN F. NEWMAN
Assistant Secretary  (2000)       52             Associate  General  Counsel and Assistant  Secretary
                                                 of  Dreyfus,  and  an  officer  of 94 investment companies
                                                 (comprised of 196 portfolios) managed by Dreyfus.

MICHAEL A. ROSENBERG
Assistant Secretary  (2000)       42             Associate  General  Counsel  of Dreyfus, and an officer
                                                 of 93 investment companies (comprised of 183 portfolios)
                                                 managed by Dreyfus.

GREGORY S. GRUBER
Assistant Treasurer  (2000)       43             Senior  Accounting  Manager  --  Municipal  Bond  Funds
                                                 of  Dreyfus,  and  an officer of 30 investment companies
                                                 (comprised of 59 portfolios) managed by Dreyfus.


(PAGE A-3)


NAME AND POSITION                                PRINCIPAL OCCUPATION AND BUSINESS
WITH FUNDS (SINCE)                AGE            EXPERIENCE FOR PAST FIVE YEARS

KENNETH J. SANDGREN
Assistant Treasurer  (2001)       47             Mutual  Funds  Tax  Director of Dreyfus,
                                                 and  officer  of 94 investment companies
                                                 (comprised of 196 portfolios) managed
                                                 by Dreyfus.



     The address of each officer of the Funds is 200 Park Avenue, New York, New York 10166.



(PAGE A-4)


                                   PART III

     Part III sets forth information for each Fund regarding the beneficial ownership of its shares as of March 8, 2002 by Nominees, continuing Directors and officers of the Fund owning shares on such date and by any shareholders owning 5% or more of the Fund's outstanding shares. As of March 8, 2002 each Fund' s Directors and officers, as a group, owned less than 1% of the Fund's outstanding shares.

     As of March 8, 2002, the following Directors and officers owned shares in the funds as indicated below:


                                                                 DSM                                      DSMB
                                                         COMMON SHARES OWNED                       COMMON SHARES OWNED
DIRECTORS                                                   MARCH 8, 2002                           MARCH 8, 2002

Richard C. Leone                                                2,800                                      700
OFFICERS

Mark N. Jacobs                                                 48,729                                      -0-

A. Paul Disdier                                                14,000                                     4,500



     To each Fund's knowledge, no person owned beneficially 5% or more of the outstanding shares of Common Stock of a Fund or the outstanding shares of APS on March 8, 2002, other than Cede & Co., which held of record 87.9% and 89.5% of the outstanding Common Stock for DSM and DSMB, respectively, and 100% of the outstanding shares of APS of each of DSM and DSMB.

     To each Fund's knowledge, all of its officers, Directors and holders of more than 10% of its Common Stock or APS complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934, as amended, during the fiscal year ended September 30, 2001 for DSM and November 30, 2001 for DSMB. In making this disclosure, each Fund has relied solely on written representations of such persons and on copies of reports that have been filed with the Securities and Exchange Commission.



(PAGE A-5)


                                   EXHIBIT B

                            AUDIT COMMITTEE CHARTER

                  DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.

                      DREYFUS STRATEGIC MUNICIPALS, INC.

                               (each, a "Fund")

1. The Audit Committee shall consist of at least three members and shall be composed entirely of independent directors, all of whom shall be financially literate as determined by the Fund's Board in its business judgment, with at least one member having accounting or related financial management expertise as determined by the Fund's Board in its business judgment.

2.    The purposes of the Audit Committee are:

     (a) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

     (b) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

     (c) to act as a liaison between the Fund's independent auditors and the full Board of Directors.

      The function of the Audit Committee is oversight. The Fund's management is responsible for (i) the preparation, presentation and integrity of the Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit and reviews. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund's Board). In addition, the evaluation of the Fund's financial statements by the Audit Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the independent accountants, nor does the Audit Committee's evaluation substitute for the responsibilities of the Fund's management for preparing, or the independent accountants for auditing, the financial statements.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

      (a) to recommend the selection, retention or termination of outside auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the Fund's investment adviser (it being understood that the auditors are ultimately accountable to the Audit Committee and the Fund's Board and that the Audit Committee and the Fund's Board shall have the ultimate authority and responsibility to select, evaluate, retain and terminate auditors, subject to any required stockholder vote);

      (b) to ensure receipt of a formal written statement from the outside auditors on a periodic basis specifically delineating all relationships between the auditors and the Fund; to discuss with the auditors any disclosed relationships or services that may impact the auditors' objectivity and independence; and to recommend that the Fund's Board take appropriate action in response to the auditors' report to satisfy itself of the auditors' independence;


(PAGE B-1)


     (c) to meet with the Fund's outside auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); and (iii) to consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto

     (d) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the outside auditors;

     (e) to review the fees charged by the outside auditors for audit and non-audit services;

     (f) to investigate improprieties or suspected improprieties in Fund operations; and

     (g) to report its activities to the full Board on a periodic basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall meet at least once annually and is empowered to hold special meetings as circumstances require.

5. The Committee shall regularly meet (typically, concurrently with the regular Committee meetings) with the Fund's management.

6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

7. The Committee shall review the adequacy of this Charter at least annually and recommend any changes to the full Board. The Board shall also review and approve this Charter at least annually.

8. With respect to any subsequent changes to the composition of the Committee, and otherwise approximately once each year, the Fund shall provide the New York Stock Exchange written confirmation regarding:

      (1) any determination that the Fund's Board has made regarding the independence of directors pursuant to the New York Stock Exchange's governance standards or applicable law;

      (2)  the financial literacy of the Committee members;

      (3) the determination that at least one of the Committee members has accounting or related financial management expertise; and
      (4) the annual review and reassessment of the adequacy of the Committee charter



Effective: June 1, 2000




(PAGE B-2)


                                   EXHIBIT C


Dreyfus Strategic Municipals, Inc.

                                                              November 19, 2001

REPORT OF THE AUDIT COMMITTEE


The audit committee oversees the Fund's financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of the Fund's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors' independence from management and the Fund including the auditor's letter and the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

     The committee discussed with the Fund's independent auditors the overall scope and plans for the audit. The committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Fund's internal controls, and the overall quality of the Fund's financial reporting.

In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Annual Report to Shareholders for the year ended September 30, 2001. The committee and the board also have approved the selection of Ernst & Young LLP as the Fund's independent auditors for the fiscal year ending September 30, 2002.




Richard C. Leone, Audit Committee Chair                 Ehud Houminer, Audit  Committee Member
David W. Burke, Audit Committee Member                  Hans C. Mautner, Audit Committee Member
Hodding Carter, III, Audit Committee Member             Robin A. Pringle, Audit Committee Member
Joseph DiMartino, Audit Committee Member                John E. Zuccotti Audit Committee Member




(PAGE C-1)


                                   EXHIBIT D



Dreyfus Strategic Municipal Bond Fund, Inc.

                                                               January 30, 2002

REPORT OF THE AUDIT COMMITTEE


The audit committee oversees the Fund's financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of
disclosures    in    the    financial    statements.

The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of the Fundy's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors' independence from management and the Fund including the auditor's letter and the matters in the written disclosures required by the Independence Standards Board and
considered   the   compatibility  of  non-audit  services  with  the  auditors'
independence.

The committee discussed with the Fund's independent auditors the overall scope and plans for the audit. The committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Fund's internal controls, and the overall quality of the Fund's financial reporting.

In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Annual Report to Shareholders for the year ended November 30, 2001. The committee and the board also have approved the selection of Ernst & Young LLP as the Fund's independent auditors for the fiscal year ending November 30, 2002.




Richard C. Leone, Audit Committee Chair              Ehud Houminer, Audit Committee Member
David W. Burke, Audit Committee Member               Hans C. Mautner, Audit Committee Member
Hodding Carter, III, Audit Committee Member          Robin A. Pringle, Audit Committee Member
Joseph DiMartino, Audit Committee Member             John E. Zuccotti Audit Committee Member


(PAGE D-1)

IMPORTANT

Please Act Promptly
Sign, Date and Mail your Proxy Card(s) Today.

No matter how many shares you own, your vote is important. Voting can also help the Fund save money. To hold a meeting, a quorum must be represented. Voting today can save the Fund the expense of another solicitation for proxies required to achieve a quorum.

Please note that if you hold more than one account in the Fund, a proxy card will be sent to you for each of your accounts. You should sign and return each proxy card in order for all votes to be counted.
Thank you for your interest in the Fund.

DREYFUS STRATEGIC MUNICIPALS, INC.
COMMON STOCK HOLDERS

The undersigned stockholder of Dreyfus Strategic Municipals, Inc. (the
"Fund") hereby appoints Robert R. Mullery and Emile R. Molineaux, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on March 08, 2002 at the Annual Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, commencing at 10:00 a.m. on Friday, May 10, 2002; and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.
................................................................................

FOLD AND DETACH HERE

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTEDFOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED

Please mark Boxes in blue or black ink.
Please mark your votes as indicated in this example X___
---------------
1.    Election of Director
Nominee is: Class II  Ehud Houminer
___FOR The Nominee
___WITHHOLD AUTHORITY for The Nominee


2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

By signing this proxy card, receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement is acknowledged. Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Dated: ____________________________________________, 2002
________________________________________________________Signature(s)
________________________________________________________Signature(s)
Sign, Date and return the Proxy Card Promptly using the Enclosed Envelope.


---------------------------------------------------------------------------


IMPORTANT

Please Act Promptly
Sign, Date and Mail your Proxy Card(s) Today.

No matter how many shares you own, your vote is important. Voting can also help the Fund save money. To hold a meeting, a quorum must be represented. Voting today can save the Fund the expense of another solicitation for proxies required to achieve a quorum.

Please note that if you hold more than one account in the Fund, a proxy card will be sent to you for each of your accounts. You should sign and return each proxy card in order for all votes to be counted.

Thank you for your interest in the Fund.


DREYFUS STRATEGIC MUNICIPALS, INC.
AUCTION PREFFERED STOCK HOLDERS
The undersigned stockholder of Dreyfus Strategic Municipals, Inc. (the
"Fund") hereby appoints Robert R. Mullery and Emile R. Molineaux, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on March 08, 2002 at the Annual Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, commencing at 10:00 a.m. on Friday, May 10, 2002; and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.
................................................................................
FOLD AND DETACH HERE

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTEDFOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED
Please mark Boxes in blue or black ink.
Please mark your votes as indicated in this example X___
---------------
3.    Election of Directors
Nominees are: Class II  Ehud Houminer  and Robin A. Pringle
___FOR ALL Nominees
___WITHHOLD authority only for the Nominee(s) whose name(s) I have written to the right ___WITHHOLD authority for ALL NOMINEES

1. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

By signing this proxy card, receipt of the accompanying Notice of Annual Meetingof Stockholders and Proxy Statement is acknowledged.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Dated: ____________________________________________, 2002
________________________________________________________Signature(s)
________________________________________________________Signature(s)

-------------------------------------------------------------------------------
Sign, Date and return the Proxy Card Promptly using the Enclosed Envelope.
FOLD AND DETACH HERE